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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 30, 2006

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24230                94-3021850
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)       Identification Number)

                  32000 Aurora Road
                     Solon, Ohio                                 44139
       (Address of principal executive offices)               (Zip Code)

                                 (440) 715-1300
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement
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         On November 30, 2006, Fiberstars, Inc. (the "Company") entered into an amendment of its Consulting Agreement, dated February 3, 2006, with David Ruckert, a member of the Board of Directors of the Company. The original Consulting Agreement provided for Mr. Ruckert to provide assistance with marketing of the Company's EFO products. The cash compensation for the Consulting Agreement was $10,000 per month for a term which expired October 1, 2006. Pursuant to the terms of the amendment, the original Consulting Agreement has been amended to extend the term for a period of up to an additional 12 months, at the same monthly compensation. The Consulting Agreement, as amended, may terminated by the Company on 30 days' notice.

         A copy of the original Consulting Agreement is included as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: December 1, 2006
                                                   FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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